UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 30, 2015

SUNCOKE ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001- 35782	35-2451470
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1011 Warrenville Road, Suite 600
Lisle, Illinois	60532
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (630) 824-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.
On January 12, 2015, SunCoke Energy Partners, L.P. (the “Partnership”) entered into a Contribution Agreement with Sun Coal & Coke LLC, a subsidiary of SunCoke Energy, Inc., to acquire 75 percent of the limited liability company membership interest in Gateway Energy & Coke Company, LLC (the “Acquired Interest”). Sun Coal & Coke LLC is a subsidiary of SunCoke Energy, Inc., the Partnership’s corporate sponsor, and is under common control with the Partnership.
The Partnership’s acquisition of the Acquired Interest (the “Granite City Dropdown”) closed on January 13, 2015. As a transfer of a business between entities under common control, the Granite City Dropdown must be accounted for as if it had occurred at the beginning of the period of such transfer, with financial statements for prior periods retrospectively adjusted to furnish comparative information. Accordingly, the Partnership is filing this Current Report on Form 8-K to reflect the effect of the consummation of the Granite City Dropdown, and to provide financial statements and related notes with retrospective adjustments to include the results of operations and financial position of the Gateway Energy & Coke Company, LLC for all periods presented in the Partnership's 2014 Form 10-K filed with the Securities and Exchange Commission on February 24, 2015 (the “2014 Form 10-K”).
The following items from the 2014 Form 10-K have been updated to reflect the effects of treating the Granite City Dropdown as a combination of businesses under common control:

•	Part II, Item 6: Selected Financial Data;

•	Part II, Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

•	Part II, Item 8: Financial Statements and Supplemental Data.
Included in this Current Report on Form 8-K as Exhibit 99.1 are the audited combined and consolidated financial statements of the Partnership as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014 that give retrospective effect to the Granite City Dropdown. The Partnership also is presenting such financial information in XBRL format, attached as Exhibit 101 to this Current Report on Form 8-K.
Other than the items listed above, the Partnership is not otherwise updating any other portion of the 2014 Form 10-K. This Current Report on Form 8-K does not include Items from the 2014 Form 10-K that are not affected by the accounting treatment of the acquisition. This Current Report on Form 8-K should be read in conjunction with the 2014 Form 10-K (except for Items listed above) and the Partnership’s other filings with the SEC.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1
Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations, and audited combined and consolidated financial statements of SunCoke Energy Partners, L.P. (revised solely to reflect the transactions described in this Current Report on Form 8-K).

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm.
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNCOKE ENERGY PARTNERS, L.P.
By: SunCoke Energy Partners GP LLC,
its General Partner

By: /s/ Fay West
------------------------------------------
Fay West
Senior Vice President and
Chief Financial Officer

Date: April 30, 2015

EXHIBIT INDEX

Exhibit
No.         Exhibit

99.1
Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations, and audited Consolidated Financial Statements of SunCoke Energy Partners, L.P. (revised solely to reflect the transactions described in this Current Report on Form 8-K).

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm.

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document